Exhibit 99.1

Contact:	Dennis Story	Will Haraway
	Chief Financial Officer	Director, North America Public Relations
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	770-955-7070	678-597-7466
	dstory@manh.com	wharaway@manh.com

Manhattan Associates Reports Record Third Quarter 2013 Revenue and Earnings

Company raises full-year EPS guidance

ATLANTA – October 22, 2013 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record non-GAAP adjusted diluted earnings per share for the third quarter ended September 30, 2013 of $1.05 compared to $0.75 in Q3 2012, on license revenue of $14.8 million and record total revenue of $107.8 million. GAAP diluted earnings per share for Q3 2013 was $1.02 compared to $0.69 in Q3 2012.

“We’re pleased with our third quarter performance in a generally tepid macro environment. The financial results and operating metrics were solid and our competitive win rate remains strong,” said Eddie Capel, Manhattan Associates President and CEO. “In the new omni-channel world of Supply Chain Commerce, getting closer to customers and customer loyalty is the centerpiece challenge for industry leaders and we continue to make substantial investments in our people and technology to deliver innovation to meet the demands of this emerging market. Our outlook for the balance of 2013 and beyond remains quite positive.”

THIRD QUARTER 2013 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $1.05 in Q3 2013, compared to $0.75 in Q3 2012.

•	GAAP diluted earnings per share was $1.02 in Q3 2013, compared to $0.69 in Q3 2012.

•	Consolidated total revenue was $107.8 million in Q3 2013, compared to $95.8 million in Q3 2012. License revenue was $14.8 million in Q3 2013, compared to $16.2 million in Q3 2012.

•	Adjusted operating income, a non-GAAP measure, was $32.0 million in Q3 2013, compared to $23.8 million in Q3 2012.

•	GAAP operating income was $30.8 million in Q3 2013, compared to $21.7 million in Q3 2012.

•	Cash flow from operations was $32.7 million in Q3 2013, compared to $17.5 million in Q3 2012. Days Sales Outstanding was 58 days at September 30, 2013, compared to 61 days at June 30, 2013.

•	Cash and investments at September 30, 2013 was $125.9 million, compared to $106.5 million at June 30, 2013.

•	During the three months ended September 30, 2013, the Company repurchased 151,856 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $13.5 million. In October 2013, the Board of Directors approved raising the Company’s share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

NINE MONTH 2013 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $2.76 for the nine months ended September 30, 2013, compared to $2.12 for the nine months ended September 30, 2012.

•	GAAP diluted earnings per share for the nine months ended September 30, 2013 was $2.58, compared to $1.93 for the nine months ended September 30, 2012.

•	Consolidated revenue for the nine months ended September 30, 2013 was $306.9 million, compared to $280.9 million for the nine months ended September 30, 2012. License revenue was $45.1 million for the nine months ended September 30, 2013, compared to $47.1 million for the nine months ended September 30, 2012.

•	Adjusted operating income, a non-GAAP measure, was $81.9 million for the nine months ended September 30, 2013, compared to $66.8 million for the nine months ended September 30, 2012.

•	GAAP operating income was $76.6 million for the nine months ended September 30, 2013, compared to $61.0 million for the nine months ended September 30, 2012.

•	During the nine months ended September 30, 2013, the Company repurchased 573,676 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $43.9 million.

SALES ACHIEVEMENTS:

•	Closing 2 contracts of $1.0 million or more in recognized license revenue during the third quarter of 2013.

•	Completing software license wins with new customers such as: Alimerka, CORT Business Services, CMPC Tissue, Guangzhou Trendiano, Just Group, Lululemon Athletica and National Distribution Centers.

•	Expanding relationships with existing customers such as: Alliance Healthcare, ASICS, Beistle, BCBG Max Azria, Bulova, Cengage Learning, Coach, Epes Carriers, Federal-Mogul, GENCO, Genesco, Gopher Sport, Harlequin, Hunter Fan, Grays, Leroy Merlin, Legacy Supply Chain Services, LeSaint Logistics, Leslie’s Poolmart, Mary Meyer, Matalan Retail, Northern Safety, Ozburn-Hessey Logistics, Rain Bird, Redmart, Rotary, SamsonOpt, Southern Wine & Spirits of America, Stella & Dot, Unipart Logistics and World of Jeans & Tops.

2013 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2013:

	Guidance Range - 2013 Full Year
($’s in millions, except EPS)	$ Range		% Growth Range
Total revenue - current guidance	$407	$412	8%	10%
Total revenue - previous guidance	$407	$415	8%	10%
Diluted earnings per share (EPS):
Adjusted EPS(1) - current guidance	$3.61	$3.66	28%	30%
GAAP EPS - current guidance	$3.37	$3.42	32%	34%
Adjusted EPS(1) - previous guidance	$3.37	$3.45	20%	22%
GAAP EPS - previous guidance	$3.07	$3.15	20%	23%

(1)	Adjusted EPS is a Non-GAAP measure which excludes the impact of equity-based compensation

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning December 15, 2013, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2013 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the first full week of February 2014.

CONFERENCE CALL

The Company’s conference call regarding its third quarter and nine months ended September 30, 2013 financial results will be held today, Tuesday October 22, 2013 at 4:30 p.m. Eastern Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.800.585.8367 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 71205458 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ fourth quarter 2013 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and nine months ended September 30, 2013.

The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share exclude the impact of acquisition-related costs and the amortization thereof and equity-based compensation – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates brings companies closer to their customers. As the leading enabler of Supply Chain Commerce, Manhattan Associates designs, builds and delivers market-leading supply chain solutions for its customers around the world. Manhattan Associates helps drive the commerce revolution with unmatched insight and technology solutions, connecting front-end revenue and relationships with back-end execution and efficiency–optimized on a common technology platform. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include the information set forth under “2013 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy; delays in product development; competitive pressures; software errors; and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue:
Software license	$14,768	$16,164	$45,149	$47,096
Services	85,025	71,886	238,115	211,578
Hardware and other	8,009	7,791	23,655	22,215

Total revenue	107,802	95,841	306,919	280,889
Costs and expenses:
Cost of license	2,445	2,086	6,160	5,351
Cost of services	35,835	32,614	105,939	94,646
Cost of hardware and other	6,812	6,428	20,049	18,416
Research and development	10,906	11,400	33,414	33,753
Sales and marketing	9,863	10,999	33,185	34,817
General and administrative	9,755	9,258	27,195	28,806
Depreciation and amortization	1,414	1,379	4,357	4,141

Total costs and expenses	77,030	74,164	230,299	219,930

Operating income	30,772	21,677	76,620	60,959
Other income (loss), net	546	(247)	1,940	431

Income before income taxes	31,318	21,430	78,560	61,390
Income tax provision	11,630	7,621	28,110	22,007

Net income	$19,688	$13,809	$50,450	$39,383

Basic earnings per share	$1.03	$0.71	$2.62	$1.99
Diluted earnings per share	$1.02	$0.69	$2.58	$1.93
Weighted average number of shares:
Basic	19,113	19,568	19,220	19,745
Diluted	19,388	20,130	19,526	20,372

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	September 30, 2013	December 31, 2012
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$118,237	$96,737
Short term investments	7,656	6,310
Accounts receivable, net of allowance of $4,654 and $6,235 in 2013 and 2012, respectively	68,223	62,102
Deferred income taxes	7,525	7,787
Prepaid expenses and other current assets	7,061	8,571

Total current assets	208,702	181,507
Property and equipment, net	14,248	15,650
Goodwill, net	62,269	62,265
Deferred income taxes	675	732
Other assets	1,550	1,659

Total assets	$287,444	$261,813

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,500	$10,229
Accrued compensation and benefits	16,253	16,720
Accrued and other liabilities	10,331	12,233
Deferred revenue	54,775	47,935
Income taxes payable	9,934	4,024

Total current liabilities	99,793	91,141
Other non-current liabilities	10,761	9,163
Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2013 and 2012	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 19,212,561 and 19,620,967 shares issued and outstanding at September 30, 2013 and December 31, 2012, respectively	192	196
Retained earnings	184,676	166,016
Accumulated other comprehensive loss	(7,978)	(4,703)

Total shareholders’ equity	176,890	161,509

Total liabilities and shareholders’ equity	$287,444	$261,813

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2013	2012
	(unaudited)
Operating activities:
Net income	$50,450	$39,383
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,357	4,141
Equity-based compensation	5,249	5,795
Loss (gain) on disposal of equipment	32	(46)
Tax benefit of stock awards exercised/vested	6,301	7,034
Excess tax benefits from equity-based compensation	(6,005)	(5,726)
Deferred income taxes	1,448	2,807
Unrealized foreign currency loss	56	411
Changes in operating assets and liabilities:
Accounts receivable, net	(6,313)	(16,772)
Other assets	1,472	1,215
Accounts payable, accrued and other liabilities	(4,602)	(1,595)
Income taxes	6,906	12,266
Deferred revenue	7,035	2,494

Net cash provided by operating activities	66,386	51,407

Investing activities:
Purchase of property and equipment	(3,201)	(4,336)
Net purchases of investments	(2,254)	(236)

Net cash used in investing activities	(5,455)	(4,572)

Financing activities:
Purchase of common stock	(48,715)	(71,667)
Proceeds from issuance of common stock from options exercised	5,369	25,708
Excess tax benefits from equity-based compensation	6,005	5,726

Net cash used in financing activities	(37,341)	(40,233)

Foreign currency impact on cash	(2,090)	308

Net change in cash and cash equivalents	21,500	6,910
Cash and cash equivalents at beginning of period	96,737	92,180

Cash and cash equivalents at end of period	$118,237	$99,090

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Operating income	$30,772	$21,677	$76,620	$60,959
Equity-based compensation (a)	1,209	2,158	5,249	5,795
Purchase amortization (b)	2	2	5	5

Adjusted operating income (Non-GAAP)	$31,983	$23,837	$81,874	$66,759

Income tax provision	$11,630	$7,621	$28,110	$22,007
Equity-based compensation (a)	451	777	1,873	2,086
Purchase amortization (b)	1	1	2	2

Adjusted income tax provision (Non-GAAP)	$12,082	$8,399	$29,985	$24,095

Net income	$19,688	$13,809	$50,450	$39,383
Equity-based compensation (a)	758	1,381	3,376	3,709
Purchase amortization (b)	1	1	3	3

Adjusted net income (Non-GAAP)	$20,447	$15,191	$53,829	$43,095

Diluted EPS	$1.02	$0.69	$2.58	$1.93
Equity-based compensation (a)	0.04	0.07	0.17	0.18
Purchase amortization (b)	—	—	—	—

Adjusted diluted EPS (Non-GAAP)	$1.05	$0.75	$2.76	$2.12

Fully diluted shares	19,388	20,130	19,526	20,372

(a)	To be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three and nine months ended September 30, 2013 and 2012:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Cost of services	$303	$305	881	$490
Research and development	281	435	836	1,134
Sales and marketing	(436)	517	611	1,667
General and administrative	1,061	901	2,921	2,504

Total equity-based compensation	$1,209	$2,158	5,249	$5,795

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
GAAP Diluted EPS	$0.55	$0.70	$0.69	$0.63	$2.56	$0.68	$0.89	$1.02	$2.58
Adjustments to GAAP:
Equity-based compensation	0.05	0.06	0.07	0.08	0.26	0.06	0.07	0.04	0.17
Purchase amortization	—	—	—	—	—	—	—	—	—

Adjusted Diluted EPS	$0.60	$0.76	$0.75	$0.71	$2.82	$0.74	$0.96	$1.05	$2.76

2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue:
Americas	$73,195	$77,094	$79,657	$77,646	$307,592	$79,820	$83,600	$87,977	$251,397
EMEA	12,407	12,334	10,589	11,808	47,138	11,431	11,964	12,686	36,081
APAC	5,879	4,139	5,595	5,905	21,518	5,350	6,952	7,139	19,441

	$91,481	$93,567	$95,841	$95,359	$376,248	$96,601	$102,516	$107,802	$306,919

GAAP Operating Income:
Americas	$13,685	$18,130	$17,718	$15,984	$65,517	$16,964	$21,256	$25,613	$63,833
EMEA	2,580	2,944	2,707	1,494	9,725	1,753	2,736	2,633	7,122
APAC	1,675	268	1,252	1,636	4,831	944	2,195	2,526	5,665

	$17,940	$21,342	$21,677	$19,114	$80,073	$19,661	$26,187	$30,772	$76,620

Adjustments (pre-tax):
Americas:
Equity-based compensation	$1,660	$1,977	$2,158	$2,543	$8,338	$1,907	$2,133	$1,209	$5,249
Purchase amortization	2	1	2	1	6	2	1	2	5

	$1,662	$1,978	$2,160	$2,544	$8,344	$1,909	$2,134	$1,211	$5,254

Adjusted non-GAAP Operating Income:
Americas	$15,347	$20,108	$19,878	$18,528	$73,861	$18,873	$23,390	$26,824	$69,087
EMEA	2,580	2,944	2,707	1,494	9,725	1,753	2,736	2,633	7,122
APAC	1,675	268	1,252	1,636	4,831	944	2,195	2,526	5,665

	$19,602	$23,320	$23,837	$21,658	$88,417	$21,570	$28,321	$31,983	$81,874

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Professional services	$46,621	$45,497	$47,082	$46,042	$185,242	$49,151	$52,492	$57,690	159,333
Customer support and software enhancements	23,749	23,825	24,804	26,252	98,630	25,736	25,711	27,335	78,782

Total services revenue	$70,370	$69,322	$71,886	$72,294	$283,872	$74,887	$78,203	$85,025	$238,115

4.	Hardware and other revenue includes the following items (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Hardware revenue	$3,054	$5,740	$4,234	$5,242	$18,270	$4,175	$4,285	$3,904	$12,364
Billed travel	2,470	3,160	3,557	3,425	12,612	3,294	3,892	4,105	11,291

Total hardware and other revenue	$5,524	$8,900	$7,791	$8,667	$30,882	$7,469	$8,177	$8,009	$23,655

5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue	$(136)	$(1,251)	$(958)	$(128)	$(2,473)	$(182)	$(150)	$(329)	$(661)
Costs and expenses	(848)	(2,067)	(1,845)	(422)	(5,182)	(541)	(262)	(877)	(1,680)

Operating income	712	816	887	294	2,709	359	112	548	1,019
Foreign currency (losses) gains in other income	(370)	571	(564)	231	(132)	(179)	972	313	1,106

	$342	$1,387	$323	$525	$2,577	$180	$1,084	$861	$2,125

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Operating income	$704	$1,193	$1,161	348	$3,406	$440	$173	$733	$1,346
Foreign currency (losses) gains in other income	(144)	724	(500)	282	362	4	931	204	1,139

Total impact of changes in the Indian Rupee	$560	$1,917	$661	$630	$3,768	$444	$1,104	$937	$2,485

6.	Other (loss) income includes the following components (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Interest income	$264	$228	$278	$292	$1,062	$326	$271	$263	$860
Foreign currency (losses) gains	(370)	571	(564)	231	(132)	(179)	972	313	1,106
Other non-operating (expense) income	(18)	3	39	11	35	4	—	(30)	(26)

Total other (loss) income	$(124)	$802	$(247)	$534	$965	$151	$1,243	$546	$1,940

7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Stock options	$120	$140	$138	$223	$621	$148	$11	$11	$170
Restricted stock	1,540	1,837	2,020	2,320	7,717	1,759	2,122	1,198	5,079

Total equity-based compensation	1,660	1,977	2,158	2,543	8,338	1,907	2,133	1,209	5,249
Income tax provision	598	711	777	942	3,028	671	751	451	1,873

Net income	$1,062	$1,266	$1,381	$1,601	$5,310	$1,236	$1,382	$758	$3,376

Diluted earnings per share	$0.05	$0.06	$0.07	$0.08	$0.26	$0.06	$0.07	$0.04	$0.17
Diluted earnings per share—stock options	$0.00	$—	$—	$0.01	$0.02	$—	$—	$—	$0.01
Diluted earnings per share—restricted stock	$0.05	$0.06	$0.07	$0.07	$0.24	$0.06	$0.07	$0.04	$0.17

8.	Capital expenditures are as follows (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Capital expenditures	$1,796	$1,454	$1,086	$3,537	$7,873	$598	$1,035	$1,568	$3,201

9.	Stock Repurchase Activity (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Shares purchased under publicly-announced buy-back program	653	346	419	527	1,945	226	196	152	574
Shares withheld for taxes due upon vesting of restricted stock	66	3	5	4	78	70	1	3	74

Total shares purchased	719	349	424	531	2,023	296	197	155	648
Total cash paid for shares purchased under publicly-announced buy-back program	$30,647	$16,616	$21,202	$31,223	$99,688	$15,929	$14,409	$13,533	$43,871
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	2,840	132	230	265	3,467	4,545	19	280	4,844

Total cash paid for shares repurchased	$33,487	$16,748	$21,432	$31,488	$103,155	$20,474	$14,428	$13,813	$48,715